Heritage Financial Corporation

Investor Presentation

Brian L. Vance,
President & CEO

Exhibit 99.1

Forward Looking Statements

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and of our bank subsidiaries by the Federal Deposit Insurance Corporation (the “FDIC”), the Washington State Department of Financial Institutions, Division of Banks (the “Washington DFI”) or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, the interpretation of regulatory capital or other rules including changes from the Dodd-Frank Act and regulations that have been or will be promulgated thereunder; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy;
our ability to implement our expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired including the Cowlitz Bank and Pierce Commercial Bank transactions or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; risks relating to acquiring assets or entering markets in which we have not previously operated and may not be familiar, changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and other risks detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-
looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2011 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview Company & Economic Information Recent Achievements Financial Performance Peer Group Analysis Continuing Strategies 3

4

HERITAGE FINANCIAL CORPORATION

HERITAGE BANK
the quality bank

CVB Central Valley Bank
"Large enough to serve, Small enough to care."℠

HERITAGE FINANCIAL CORPORATION

Corporate Structure
Total assets: $1.17 billion
Branches: 26
Total assets: $160.0 million
Branches: 6
Financial Highlights
Total Assets $1.34 billion
Net Loans $965 million
Total Deposits $1.1 billion
Tangible Common Equity $188.5 million
Loan/Deposit Ratio 87.8%
Coverage Ratio (1) 83.2%
Core Deposit Ratio (2) 81.6%
Net Interest Margin 5.08% (Q1’11)   4.78% (FY2010)
Cost of Funds 0.82% (Q1’11)   1.02% (FY2010)
PTPP ROAA (3) 1.63% (Q1’11)   2.76% (FY2010)
(1) Allowance for loan loss/nonperforming loans (originated loans only)
(2) All deposits less brokered CDs and CDs over $100,000
(3) Pre-tax, pre-provision return on average assets
Note: Numbers rounded for presentation purposes only
Financial data as of March 31, 2011 unless otherwise indicated

Economic Outlook
We have not yet achieved measurable and
sustainable economic growth in the Pacific
Northwest
Our local economy will continue to struggle
until unemployment and real estate values
improve
However, we are beginning to see signs of
improvement in some areas

Award Recognition

Washington Best Workplaces – Bronze Award - 2010
(Puget Sound Business Journal)
Silver Award - 2009
Top Places to Work – Large Company and Equity Award - 2009
(Business Examiner)
Best Bank in the South Sound – 2008, 2010
(The Olympian)
Best of the Northwest for 2009
Top 20 Companies of the Decade
Publically Traded PNW Companies - Debt Free for 2009
(The Seattle Times)
Washington State Financial Services Champion of the Year – 2009, 2010
(Seattle District of the US Small Business Administration)
The 100 Best Companies to Work For – 2
nd
Midsized Companies - 2010
(Seattle Business Magazine)

Raised $54 million in net proceeds from December 2010 public offering Redeemed $24 million TARP preferred securities in December 2010 Capital 9

Victoria
Olympic N.P.
Everett
Seattle
Wenatchee National Forest
Colville I.R.
Spokane
Wenatchee
Tacoma
Moses Lake
Ritzville
Olympia
WASHINGTON
Pullman
Yakima
Lewiston
Yakama I.R.
Kennewick
Walla Walla
Astoria
Longview
Pendleton
Portland
The Dalles
UNITED STATE
Tillamook
Heppner
La Grande
Salem

Victoria
Olympic N.P.
Quinault I.R.
Everett
Seattle
Wenatchee National Forest
Colville I.R.
Spokane
Wenatchee
Tacoma
Moses Lake
Ritzville
Olympia
WASHINGTON
Pullman
Yakima
Lewiston
Yakama I.R.
Kennewick
Walla Walla
Astoria
Longview
Pendleton
Tillamook
Portland
The Dalles
UNITED STA
Heppner
La Grande
Salem

HERITAGE FINANCIAL CORPORATION

Where We Were (June 30, 2010) Where We Are Now
(Existing Branches) - Total Branches 20
20 Legacy Heritage / Central
Valley branches
2 Organic de novo branches
in Pierce County
9 Acquired Cowlitz branches
1 Acquired Pierce
Commercial branch
Acquisition strategy – continue to execute on our strategic growth goals
Due to continuing Pacific Northwest market turmoil we expected opportunities like these would be coming, and have been preparing accordingly:
Evaluating and prioritizing targets
Scaling infrastructure to support growth
Sharpening operating focus, execution, and integration
To date we have completed two FDIC-assisted acquisitions
Positioned for further growth in two of the largest markets in the Pacific Northwest (Seattle and Portland)
Recently  announced Kent branch acquisition expected to be completed in June 2011
Expanding our Markets
(New Branches) - Total Branches 32

FDIC-Assisted Acquisitions
Cowlitz Bank / Bay Bank Pierce Commercial Bank
Date of acquisition - July 30, 2010 Date of acquisition - November 5, 2010
Nine branches One branch
Entered into two largest markets in the Pacific
NW:  Seattle/Bellevue & Portland/Vancouver
Increased market position in Pierce County
(Tacoma) to the 2
nd
largest community bank
(based on deposits)
Acquired $145 million in loans & $166 million in
deposits (excluding wholesale CDs) at fair value
Acquired $143 million in loans & $125 million in
deposits (excluding wholesale CDs) at fair value
Modified whole bank with loss share structure
(excluded NPAs as of bid valuation date)
Whole bank without loss share
$8.8 million negative asset bid with a 1% deposit
premium resulting in an after-tax gain on
acquisition of $285,000
$41.2 million negative asset bid with a 1% deposit
premium resulting in an after-tax gain on
acquisition of $7.4 million
Systems conversion completed in November Systems conversion completed in March

De Novo Branching
Opened Sumner Branch in 2008
Opened Puyallup, WA branch in September 2010
Opened Gig Harbor, WA in February 2011
Plan to acquire/build 1-2 branches per year in strategic growth locations
2010/2011 Talent Recruitment
Since September we have hired  9 new lenders
A team of 3 lenders in Pierce County (Puyallup)
3 new lenders for King Co. (Seattle/Bellevue/Kent)
2 new lenders for Vancouver WA/Portland OR
1 new lender for Olympia
Continue to seek first-class seasoned C&I bankers to join our team

Organic Growth

Rank	2010 Rank	Bank	Total Assets (Dec 31, 2010)	Total Deposits in Wash (in thousands) (June 30, 2010)
1	1	Washington Federal Savings Bank	$13,431.59M	$4,425,258
2	2	Sterling Savings Bank	$9,501.25M	$3,067,609
3	6	Columbia State Bank	$4,255.38M	$2,768,418
4	3	Banner Bank	$4,188.92M	$2,850,292
5	4	Washington Trust Bank	$3,972.34M	$2,753,531
6	7	HomeStreet Bank	$2,480.29M	$1,727,878
7	15	Whidbey Island Bank	$1,704.14M	$1,385,941
8	10	Yakima Federal Savings and Loan Association	$1,685.82M	$1,323,050
9	9	American West Bank	$1,624.11M	$785,880
10	8	Cascade Bank*	$1,499.12M	$1,184,090
11	19	Heritage Bank	$1,204.02M	$720,180

HERITAGE FINANCIAL CORPORATION

Largest State Banks Source: Puget Sound Business Journal: April 1 – 7, 2011 The largest banks based in Washington State are ranked by total assets as of Dec. 31, 2010 * Announced Sale 13

Loans
Deposits
% Loans to Deposits
(in millions)
$1,200
$1,000
$800
$600
$400
$200
$-
105%
100%
95%
90%
85%
80%
$644
$637
$740
$726
$769
$776
$793
$824
$746
$840
$980
$1,136
$965
$1,100
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
3/31/11

HERITAGE FINANCIAL CORPORATION

Loan and Deposit Growth 15

Commercial & Industrial 35%
Residential Construction 4%
CRE Non-Owner Occupied 28%
Commercial Construction 4%
CRE Owner Occupied 21%
Consumer 3%
Residential Real Estate 6%
Commercial 23%
Commercial Land 11%
A&D Residential & Lots 18%
Condos 21%
Single Family Residential 18%
Residential Land 9%

HERITAGE FINANCIAL CORPORATION

Originated Loan Portfolio Construction Portfolio
Financial data as of March 31, 2011 and does not include loans purchased in the Cowlitz
Bank and Pierce Commercial Bank acquisitions.
Total Originated Loans: $755 million Total Construction Loans: $60 million
Diversified Loan Portfolio

Non-Interest Bearing Demand 14.9%
Interest Checking (NOW) 27.0%
Money Market 12.8%
Savings 9.7%
CDs 35.6%

Non-Interest Bearing Demand 17.1%
Interest Checking (NOW) 25.3%
Money Market 13.3%
Savings 8.8%
CDs 35.5%

HERITAGE FINANCIAL CORPORATION

Deposit Composition (June 30, 2010)
Attractive Deposit Base
Deposit Composition (December 31, 2010)
Financial Data as of March 31, 2011
– Total Deposits $1.1 billion
– Total Non-Maturity Deposits $741 million
– Non-Maturity Deposits / Total Dep. 67.4%
– Non-Int. Bearing Dep. / Total Dep. 17.2%
– Cost of Int. Bear. Deposits 0.82%
– Cost of Deposits 0.68%

Net Income
Net Interest Margin
$16
$14
$12
$10
$8
$6
$4
$2
$-
(in millions)
6%
5%
4%
3%
$10.7
$6.4
$0.6
$13.4
2007
2008
2009
2010

Net Income (Loss)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
(in millions)
($0.6)
$0.1
$0.3
$0.8
$0.7
$0.9
$2.0
$9.8
$0.8
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11

HERITAGE FINANCIAL CORPORATION

Quarterly Earnings Annual Earnings Annual Earnings 18

NPAs/Assets (%)
9%
6%
3%
0%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
HFWA
Regional Peers

Net Charge-Offs (annualized)/Avg. Loans (%)
4%
3%
2%
1%
0%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
HFWA
Regional Peers

Reserves/NPLs (%)
160%
120%
80%
40%
0%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
HFWA
Regional Peers

Reserves/Loans (%)
4%
3%
2%
1%
0%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
HFWA
Regional Peers

HERITAGE FINANCIAL CORPORATION

Peer Source: SNL Financial Regional Peer Group (13): Ticker Symbols – BANR, CACB, CASB, COLB, FFNW, HOME, NRIM, PCBK, PRWT, RVSB, TSBK, WBCO, WCBO. Loan Provisioning 19

HFWA Total Equity
Tangible Common Equity/Tangible Assets
(in millions)
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
15%
10%
5%
0%
$66.1
$78.6
$85.0
$113.1
$158.5
$202.3
$203.3
2005
2006
2007
2008
2009
2010
Q1 2011

Equity Growth 2008 – Issued $24 million preferred securities in TARP 2009 – Raised $47 million in common equity 2010 – Raised $54 million in common equity and re-purchased TARP 20

HFWA
Regional Peers
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.9%
9.1%
13.9%
10.5%
20.2%
15.2%
21.5%
16.5%
Tangible Common Equity/Tangible Assets
Tier 1 Capital to Average Assets
Tier 1 Capital to Risk Weighted Assets
Total Capital to Risk Weighted Assets

HERITAGE FINANCIAL CORPORATION

Strong Capital Levels 21 Peer Source: SNL Financial Regional Peer Group (13) All Ratios as of December 31, 2010

Dividend Announcement The Board has approved a $0.03 dividend for shareholders of record on May 13, 2011 and payable on May 27, 2011 22

Peer Group Analysis

Peer Source: SNL Financial
*Stock pricing as of 4/29/2011
Heritage Financial
(3/31/11)
Heritage Financial
(12/31/10)
Peer Group Median
(12/31/10)
TCE Ratio (%) 14.3 13.8 8.8
NPLs/Loans (%) 3.4 3.2 5.4
Reserves/NPLs (%) 83.2 93.2 46.7
ROAA (%) 0.23 1.16 (0.34)
Price/Tangible Book (%)* 122.4 119.4 92.7

Growth Strategy
We believe in a three pronged approach to our growth strategy.
Our Approach
Open Bank Acquisitions
Will Opportunistically Review
Organic Growth
De Novo Branching
Capitalizing On Market
Dislocations
Increase market share
Attract new talent
FDIC-Assisted Acquisitions
Experienced and Disciplined
Bidder
Two winning bids
Multiple deals in which we
bid we were not the winning
bidder
Decided not to bid on
multiple deals after
conducting due diligence

Texas Ratio > 50% ($bn)
31
$5.5
$4.7
# of Institutions
Assets
Deposits

TCE/TA < 5% ($bn)
7
$1.4
$1.2
# of Institutions
Assets
Deposits

Acquisition Considerations
Fill in or expand geographic footprint
Opportunity to take advantage of FDIC loss share agreements
Strengthen market share
Potential to significantly grow our company
Source: SNL Financial data as of December 31, 2010. Data from charts above is from WA & OR banks and thrifts with a Texas Ratio*
greater than 50% and assets under $500 million
*(Non performing loans + Real Estate Owned) divided by the sum of tangible common equity capital and loan loss reserves
Potential Acquisitions
Summary of Analysis
18 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 100%
14 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 100% and assets under $500 million
31 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 50% and assets under $500 million
28 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 50% and assets under $300 million
7 Washington & Oregon banks and thrifts with TCE / TA less than 5% and assets under $500 million

Experienced management team with a proven track
record
Building long-term franchise value while positioning
the Company for sustainable profitability
Legacy franchise remains intact with favorable
financial performance trends; allows us to continue
to play offense
Well positioned for continued growth in the Pacific
Northwest markets
Summary